Exhibit 10.5

AMENDMENT NO. 1 dated as of March 23, 2007 (this “Amendment”) to the EMPLOYMENT AGREEMENT dated as of April 23, 2005 (the “Original Agreement”), among HUGHES NETWORK SYSTEMS, LLC, a Delaware limited liability company (as assumed by HUGHES COMMUNICATIONS, INC., a Delaware corporation (the “Company”)), and T. PAUL GASKE (the “Executive”).

By executing and delivering this Amendment, the undersigned hereby agree as set forth below.

Section 1    Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

Section 2    Amendments.

(a) Section 2.1(f) (B) of the Original Agreement is hereby amended by deleting the existing definition of “Investors” and replacing it with the following:

“INVESTORS”. The “INVESTORS” means Hughes Communications, Inc., a Delaware corporation, and its successors and assigns (other than assigns from a Change in Control).

(b) All references to “Managing Member” in the Original Agreement are hereby replaced with “Board”

Section 3    No other Amendments or Waivers.

Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Agreement or any of the instruments or documents referred to in the Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Agreement or any of the instruments or documents referred to therein.

Section 4    Counterparts and Facsimile Execution.

This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No.1 to the Employment Agreement as of the date first above written.

HUGHES COMMUNICATIONS, INC.

By:	/s/ Dean A. Manson
Name: Dean A. Manson
Title: Vice President, General Counsel and Secretary

/s/ T. Paul Gaske
T. Paul Gaske